EXHIBIT 16.1


                                 April 12, 2005



Securities and Exchange Commission
Washington, D.C. 20549


Dear Commissioners:

We have read iMedia International, Inc.'s statements included under Item 4.01 of its Form 8-K for April 7, 2005, and we agree with such statements concerning our Firm.

                            /s/ Singer Lewak Greenbaum & Goldstein LLP
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                            SINGER LEWAK GREENBAUM & GOLDSTEIN LLP